Lexeo Therapeutics Corporate Overview January 13, 2025

Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the federal securities laws, including, but not limited to, statements regarding Lexeo’s expectations and plans regarding its current product candidates and programs, including statements regarding the timing, progress and results of preclinical and clinical trials of Lexeo’s gene therapy product candidates, the anticipated benefits of its current product candidates, the timing and likelihood of regulatory approval, and expected cash runway. Words such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “estimate,” “predict,” “potential,” “develop,” “plan” or the negative of these terms, and similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements. While Lexeo believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements. These forward-looking statements are based upon current information available to the company as well as certain estimates and assumptions and are subject to various risks and uncertainties (including, without limitation, those set forth in Lexeo’s filings with the U.S. Securities and Exchange Commission (SEC)), many of which are beyond the company’s control and subject to change. Actual results could be materially different from those indicated by such forward looking statements as a result of many factors, including but not limited to: risks and uncertainties related to expectations regarding the initiation, progress, and expected results of Lexeo’s preclinical studies, clinical trials and research and development programs; the unpredictable relationship between preclinical study results and clinical study results; delays in submission of regulatory filings or failure to receive regulatory approval; liquidity and capital resources; and other risks and uncertainties identified in Lexeo’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 11, 2024, Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, filed with the SEC on November 13, 2024, and subsequent future filings Lexeo may make with the SEC. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Lexeo claims the protection of the Safe Harbor contained in the Private Securities Litigation Reform Act of 1995 for forward-looking statements. Lexeo expressly disclaims any obligation to update or alter any statements whether as a result of new information, future events or otherwise, except as required by law.

Lexeo: Advancing Cardiac Genetic Medicines In Diseases with High Unmet Need

Focus	**Leveraging gene therapy to address devastating cardiac diseases with no existing disease-modifying treatments**
LX2006: Friedreich Ataxia Cardiomyopathy	**Only program in the clinic for the treatment of FA cardiomyopathy; the cause of death in 60-80% of individuals**
	Initial clinical data show robust cardiac FXN expression and clinically meaningful reductions in multiple cardiomyopathy markers
	FDA alignment on key elements of accelerated approval pathway based on LVMI reduction and protein expression
	High-dose data expected mid-2025; potential to initiate registrational study by end of 2025 / early 2026
LX2020: PKP2-ACM	**Potential best-in-class treatment of PKP2-ACM; ~60K patients in US with no disease-modifying treatment available**
	Initial clinical data, focused on protein expression and safety expected late Q1 / early Q2 of 2025

FA, Friedreich Ataxia; FXN, Frataxin; LVMI, Left Ventricular Mass Index; ACM, arrhythmogenic cardiomyopathy.

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Favorable Landscape for Cardiac Genetic Medicines Continues to Mature Evolving Regulatory Environment: Continued shift towards surrogate endpoints may circumvent need for larger cardiovascular outcome trials to achieve accelerated approval Improved Delivery Platforms: Improvements in modern AAV delivery technology, including AAVrh10, allow for greater targeting of the heart with lower doses Increased Genetic Screening: Increased screening has potential to expand awareness and increase opportunity across genetic cardiac diseases Maturing Safety Profile: Multiple AAV-based cardiac gene therapies currently being evaluated in clinical trials, expanding the field’s safety understanding Well-Established Biomarkers: Growing acceptance of cardiac biomarkers potentially allow for earlier signs of clinical activity      Favorable tailwinds supporting multi-billion $ commercial potential for cardiac genetic medicines

Our Pipeline: Focused on Diseases with Significant Unmet Need and Clear Mechanisms

	Programs:	Indication:	Gene:	Preclinical: Discovery / Preclinical — Clinical: Phase 1/2 / Phase 2/3
Cardiovascular	LX2006	FA(1) Cardiomyopathy	FXN	~5K US Patients
Cardiovascular	LX2020	PKP2-ACM(2)	PKP2	~60K US Patients
Cardiovascular	LX2021	DSP(3) Cardiomyopathy	CX43	~35K US Patients
Cardiovascular	LX2022	Hypertrophic Cardiomyopathy	TNNI3	~25K US Patients
APOE4-AD	LX1001	APOE4-Associated AD(4)	APOE2	Pursuing Partnership Opportunities for Continued Development

Lexeo retains global rights across all programs

(1) Friedreich ataxia. (2) Plakophilin 2 Arrhythmogenic Cardiomyopathy. (3) Desmoplakin. (4) Alzheimer's disease; LXEO has two additional preclinical second-generation programs.

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Cardiac Tropism of AAVrh10 May Allow Lower Dosing for Cardiac Gene Therapy

- ✓ AAVrh10 cardiac tropism may allow for lower doses compared to other vector serotypes while achieving targeted transgene biodistribution
- ✓ Observed ~1.5x to 2.0x greater biodistribution in the heart compared to AAV9 in multiple large animal models
- ✓ Observed greater trends of functional improvements in PKP2-murine model compared to AAV9
- ✓ AAVrh10 has been utilized systemically across multiple Lexeo clinical programs with no signs of complement-mediated toxicity

Compelling Cardiac

Yucatan Minipig Biodistribution[1]



Distribution to the heart ~1.5x higher with AAVrh10 than AAV9
Copies / µg DNA
15000
10000
5000
0
AAVrh10
AAV9

NHP Biodistribution[2]



Distribution to the heart ~2x higher with AAVrh10 than AAV9
I-124 Vector Levels (% total body)
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
–
AAVrh10
AAv9

Greater Trends of Functional Improvement Versus AAV9 in PKP2-ACM Model[1]

Greater Increase in EF



EF%
60
40
20
0
WT
Vehicle
+61%
+32%
AAVrh10
AAV9

Greater Reduction in EDV



EDV (µL)
60
40
20
0
Vehicle
WT
-28%
-18%
AAVrh10
AAV9

Greater Reduction in ESV



ESV (µL)
60
40
20
0
Vehicle
WT
-37%
-23%
AAVrh10
AAV9

Note: PKP2 homozygous mouse model administered with human PKP2 (N = 5 mice / group).

(1) Data presented at ASGCT 2023.
(2) Ballon DJ et al, Human Gene Therapy, 2020.

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LX2006 (FA Cardiomyopathy)

Cardiac Dysfunction is the Leading Cause of Death in Friedreich Ataxia (FA)

LX2006 FA Cardiomyopathy

FA is a **rare, devastating and progressive disorder** caused by loss of function mutations in the *FXN* gene (GAA repeat expansion)

With a typical age of onset between 10 and 15 years, people with FA experience a **combination of neurological and cardiac manifestations**, with ~80% developing cardiomyopathy[(1)]

Complications from **cardiac dysfunction** are the **leading cause of death in FA,** often occurring by mid-30 years of age

The only approved disease-specific treatment for FA demonstrated efficacy on neurological measures but was not evaluated for the treatment of cardiac dysfunction, **leaving significant unmet need within FA cardiomyopathy**

~5,000
individuals affected by FA in the U.S.[(2)]

~15,000
individuals affected by FA worldwide[(2)]

Cardiac dysfunction is the cause of death in **60-80%** of those with FA[(3)(4)]

FXN, Frataxin.
(1) Regner S, et al. *American Journal of Cardiology*, 2012. (2) Friedreich's Ataxia Research Alliance, 2024. (3) Subramoney S, et al. *MDA Clinical and Scientific Conference*, 2023. (4) Pousset, F. et al. *JAMA Neurol,* 2015;72(11):1334-1341.

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LX2006 FA Cardiomyopathy

LX2006 Has the Potential to Treat the Root Cause of FA Cardiomyopathy: The Significant Decrease in Frataxin in the Heart


AAVrh10.hFXN
LX2006 Construct
CAG
FXN
Poly-A
Ubiquitous promoter
FXN cDNA (full length gene)
Rabbit β-globin polyA

FA Cardiomyopathy


FXN mutation
Mitochondria
FXN Deficiency
Cardiomyocyte
Iron cluster

FXN deficiency results in **mitochondrial dysfunction** and leads to **deficient energy production** in hypertrophic cardiomyocytes

LX2006 Mechanism


Mitochondria
Functional FXN
Cardiomyocyte
Frataxin with iron

Transfer of *FXN* gene to cardiomyocytes is intended to **increase frataxin levels** in the mitochondria and **improve cardiac muscle cell function**

AAV, Adeno-Associated Virus; CAG, Chicken Beta - Actin; cDNA, Copy DNA; FA, Friedreich Ataxia; FXN, Frataxin; Poly-A, Poly Adenosine.

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LX2006 FA Cardiomyopathy

Elevated LVMI Predicts Mortality in FA and is Not Expected to Significantly Decrease Without Intervention

Increases in LVMI Independently Predict Mortality in Friedreich Ataxia (FA)

Natural history study showed a 19% higher risk of death per 10g/m^2 (HR 1.19; 95% CI)[(1)]


Left Ventricle
5 cm
Left Ventricular wall
5 cm

MRI of Individual With FA Cardiomyopathy Demonstrating Significant Hypertrophy

60-80% of FA Patients Will Die from Cardiac Dysfunction

- Concentric hypertrophy is a hallmark of FA cardiomyopathy[(1)]
  - Literature shows a 19% incremental risk of all cause mortality per ~10% increase in LVMI[(1)]
  - Natural history data suggests that LVMI is expected to slightly increase with age[(2)]
- In FA and other cardiac diseases, LVMI is not expected significantly decrease without intervention
- Reduction in LVMI may improve cardiac outcomes; FDA alignment as co-primary endpoint for potential pivotal trial in FA cardiomyopathy

HR, Hazard Ratio; CI, Confidence Internal; LVMI, Left Ventricular Mass Index.
Note: 10g/m^2 represents approximately 10% change in LVMI based on echocardiography measurements of upper bound of normal (105 g/m^2).
(1) Pousset, F. et al. *JAMA Neurol,* 2015;72(11):1334-1341. (2) Data on file.

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LX2006 FA Cardiomyopathy

Dysfunction in Heart Muscle Cells Can Lead to Concentric Hypertrophy and Poorer Outcomes in Multiple Cardiomyopathies

Disease Progression



Normal Heart
Concentric Hypertrophy
Normal LVMI
Normal LV Wall Thickness
Normal hs-Troponin I
High Normal LVMI
↑LV Wall Thickness
↑ Hs-Troponin I
↑LVMI
↑ LV Wall Thickness
↑ Hs-Troponin I

Measurements of Hypertrophy

✓Left Ventricular Mass Index (LVMI)

- Indicator of left ventricular hypertrophy
- Closely correlated with outcomes such as death or hospitalization in multiple conditions:
  - Heart failure with preserved ejection fraction[(1)]
  - Hypertensive cardiomyopathy[(2)]
  - Fabry disease[(3,4)]
  - Obstructive hypertrophic cardiomyopathy (HCM)[(5)]

✓Left Ventricular (LV) Wall Thickness

- Early indicator of left ventricular hypertrophy
- Associated with increase in cardiovascular events;[(2)] magnitude of LV wall thickness is directly related to risk of sudden cardiac death in HCM[(6)]

(1) Shah et al, *Journal of American College of Cardiology,* 2019. (2) Muiesan et al, *Hypertension,* 2004. (3) Orsborne et al, *Journal of American College of Cardiology,* 2022. (4) Hanneman et al, *Radiology,* 2020. (5) Hegde et al, *Journal of American College of Cardiology,* 2021. (6) Spirito et al, *NEJM,* 2000.

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LX2006 FA Cardiomyopathy

LX2006 is Being Evaluated in Parallel Lexeo-Sponsored SUNRISE-FA and Weill Cornell Investigator Initiated Trial

1 Study Design & Objective

Design:
52-week open-label study with a **4-year** long term follow up

Objective:
To assess the **safety** and **efficacy** of LX2006 in individuals with cardiomyopathy associated with Friedreich Ataxia

2 Key Inclusion Criteria

- Adults (18-50 years)
- Evidence of FA cardiomyopathy
- Neutralizing anti-AAVrh.10 titer cutoff

3 Key Measurements

- Cardiac Structure & Function (LVMI, hsTnI, other measures)
- Functional Capacity / Reported Outcomes (KCCQ, mFARS, and CPET)
- FXN Protein Expression Assessed Only in SUNRISE-FA (LCMS and IHC)

SUNRISE-FA and Weill Cornell trials share a similar study design, enabling data from the two studies to be evaluated together

CPET, Cardiopulmonary Exercise Testing; hsTnI, High Sensitivity Troponin I; IHC, Immunohistochemistry; LCMS, Liquid Chromatography Mass Spectrometry; LVMI, Left Ventricular Mass Index.
Note: LX2006 is administered systemically; participants receive immune suppression with prednisone beginning on the day prior to treatment through 14 weeks following LX2006 administration.
Note: In April 2024, Lexeo announced a license agreement with Cornell University for intellectual property rights including current and future clinical data from the ongoing Weill Cornell Medicine investigator-initiated trial of AAVrh10.hFXN (LX2006). Lexeo-sponsored SUNRISE-FA trial and Weill Cornell Medicine investigator-initiated trial utilize identical drug product manufactured at Weill Cornell for these ongoing studies.

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LX2006 FA Cardiomyopathy

Q3'24 Enrollment Update Across Ongoing Clinical Trials

Lexeo Sponsored SUNRISE-FA

Dose Cohort	Participant #	Cardiac Biopsy	Months of Follow-up in Prior Data Update
Cohort 1 **($1.8x10^{11}$ vg/kg)**	Participant 6	✓	12 months
Cohort 2 **($5.6x10^{11}$ vg/kg)**	Participant 9	✓	12 months
	Participant 10	✓	6 months
	Participant 11	✓	Not included
Cohort 3 **($1.2x10^{12}$ vg/kg)**	Participant 12	✓	Not included
	Participant 14	✓	Not included
	Participant 15	✓	Not included
	Participant 16	✓	Not included

Weill Cornell Investigator Initiated

Dose Cohort	Participant #	Cardiac Biopsy	Months of Follow-up in Prior Data Update
Cohort 1 **($1.8x10^{11}$ vg/kg)**	Participant 1	✗	18 months
	Participant 2	✗	18 months
	Participant 3	✗	12 months
	Participant 4	✗	12 months
	Participant 5	✗	6 months
Cohort 2 **($5.6x10^{11}$ vg/kg)**	Participant 7	✗	Not included
	Participant 8	✗	Not included
	Participant 13	✗	Not included
	Participant 17 and 18: Not yet enrolled		

Treatment with LX2006 has been generally well-tolerated to date

- No signs of complement activation or other immunogenicity
- 1 possibly treatment-related Grade 2 event of asymptomatic myocarditis observed one year after dosing
  - Patient with multiple comorbidities; history of flu-like symptoms prior to diagnosis which may have been a contributing factor
  - Biopsy performed 6 weeks after diagnosis and results negative for myocarditis

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Recent FDA Alignment Guides Future Pivotal Study Inclusion Criteria and Co-Primary Endpoints to Support Accelerated Approval

LX2006 | FA Cardiomyopathy

FDA Alignment		Pivotal Trial Design Elements and Interim Phase 1/2 Results
Proposed Pivotal Trial Inclusion Criteria		• Enrollment of patients with **abnormal LVMI at baseline**
Co-primary Registrational Endpoints	**Target Reduction in LVMI**	• Threshold of **10% reduction in LVMI** as measured by cMRI • Interim Phase 1/2 Results: All patients with abnormal LVMI at baseline achieved > 10% reduction in LVMI at 12-month timepoint (n=3, **average reduction of 14%**)
	Target Increase in Frataxin Expression	• Threshold of **40% frataxin positive area** as measured by IHC • Interim Phase 1/2 Results: Average **post-treatment IHC of 44%** across Cohorts 1 and 2 (n=3)

Note: Abnormal LVMI defined as values 2 standard deviations (SD) above mean for respective gender (from healthy volunteers) as referenced in Kawel-Boehm et al. *J Cardiovasc Magn Reson* (2020) 22:87.

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Participants with Abnormal LVMI at Baseline from July 2024 Data Update Showed Improvements in Key Clinical Parameters Participant (sex) LVMI at Baseline(1) ∆ LVMI (g/m2) Baseline  12-mo ∆ LWT (cm) Baseline  12-mo ∆ Hs-TNI (pg/ml) Baseline  12-mo Participant 1 (F) Abnormal 81  66 -18.5% 1.2  1.0 -16.7% 224  211 -5.8% Participant 2 (M) Abnormal 109  95 -12.8% 1.1  1.0 -9.1% 148  58 -60.8% Participant 6 (M) Abnormal 86  76 -11.6% 0.9  0.7 -22.0% 22  19(2) -13.6% All patients with abnormal LVMI at baseline achieved > 10% reduction in LVMI at 12-months Future pivotal trial will enroll patients with abnormal LVMI at baseline For cardiac imaging, abnormal defined as values 2 standard deviations (SD) above mean and high-normal defined as values 1SD above mean for respective gender (from healthy volunteers) as referenced in Kawel‑Boehm et al. J Cardiovasc Magn Reson (2020) 22:87. Value shown is 6-month timepoint for Participant 6 Hs-TNI as 12-month timepoint was not collected. Improved Stabilized Worsened Average Reduction: -14.3%

Increased Frataxin Expression Across All Participants Evaluated to Date Utilizing FDA Aligned Immunohistochemistry

LX2006 FA Cardiomyopathy



Quantified IHC (FXN % Positive Area(1))
FXN Positive Area (%)
100%
80%
60%
40%
20%
–
Cohort 1
Cohort 2
+67% increase
+209% increase
+280% increase
31%
51%
18%
54%
7%
26%
Average Post-treatment: 44%
Average Pre-treatment: 19%
Cohort 1 Participant 6
Cohort 2 Participant 10
Cohort 2 Participant 11
Pre-Dose FXN Levels
Post-Dose FXN Levels

- ✓ Average IHC results **exceed 40% threshold** with **average post-treatment FXN positive area of 44%**
- ✓ Supportive LCMS assay showed frataxin increase in post-dose tissue in all samples evaluated
- ✓ Four additional cardiac biopsies from higher dose Cohort 3 expected in mid-2025
- ✓ Preclinical studies demonstrated higher dose led to greater frataxin expression; providing comfort on ability of Cohort 3 biopsies to achieve 40% frataxin positive area

FXN, Frataxin; IHC, Immunohistochemistry; LCMS, Liquid chromatography mass spectrometry. Note: Participant 9 IHC data could not be interpreted reliably due to technical issues due to sample quality.
(1) Area measurement in square microns, FXN area as a percentage of total tissue showing FXN expression.

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LX2020 (PKP2-ACM)

LX2020 Arrhythmogenic cardiomyopathy

Arrhythmogenic Cardiomyopathy Caused by Mutations in the PKP2 Gene: Devastating Genetic Heart Disease With Clearly Defined Mechanism of Disease

- PKP2-ACM is a **rare, genetic, cardiac disorder** caused by loss of function mutations in the *PKP2* gene
- Progressive replacement of cardiac muscle with fatty fibrotic tissue, with an **increased risk of ventricular arrhythmias and sudden cardiac death (SCD) due to disrupted cardiac electrical signals**[(1)(2)]
- Approximately 23% of individuals experience **SCD as the presenting symptom** and individuals often suffer from **anxiety and reduced quality of life**[(3)(4)]
- ICD's are commonly utilized but do not halt disease progression. Patients experience ongoing arrhythmias, along with both appropriate and inappropriate shocks necessitating escalating treatments, **underscoring severe unmet need**[(2)(3)]



~60,000
individuals affected by PKP2-ACM in the U.S.



23%
individuals experience SCD as presenting symptom

Current management methods are focused on relieving symptoms and preventing SCD, and do not address the underlying cause of myocardial dysfunction and ACM

ACM, arrhythmogenic cardiomyopathy; ARVD/C, arrhythmogenic right ventricular dysplasia/cardiomyopathy; ICD implantable cardioverter defibrillator; SDC sudden cardiac death.
(1) Cedars-Sinai ARVC overview. (2023). (2) Corrado et al. (2017). (3) Dalal et al. (2005). (4) Day, Circulation: Cardiovascular Genetics (2012).

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LX2020 Has Potential to Treat PKP2-ACM by Delivering a Full-Length PKP2 Gene to Cardiomyocytes, Restoring the Desmosomal Complex Cardiac-specific promoter Promoter PKP2 gene Poly-A Rabbit β-globin polyA LX2020 Construct AAVrh10.hPKP2 PKP2-ACM LX2020 Mechanism Absence of PKP2 results in impairment of cardiac desmosomes, leading to abnormal cardiac rhythms (arrhythmias) and onset of cardiac dysfunction DES DES Absent PKP2 Desmoglein-2 Desmocollin-2 Desmin Desmoplakin Plakoglobin DES DES PKP2 Desmoglein-2 Desmocollin-2 Desmin Desmoplakin Plakoglobin PKP2 expression is expected to restore the balance of desmosomal proteins by scaffolding adjacent cell-cell junctional proteins The restoration of PKP2 may lead to improvement in cardiac electrical and mechanical function as well as inhibit further structural damage  AAVrh10 PKP2 cDNA (full length gene) Desmosomal Complex Desmosomal Complex ACM, arrhythmogenic cardiomyopathy.

Robust Preclinical Package Supporting Ongoing Phase 1/2 Trial

LX2020 Arrhythmogenic cardiomyopathy

Robust Preclinical Package

- Murine studies utilizing CRISPR-Cas 9 edited model recapitulating PKP2-ACM disease features
- NHP safety study showed no toxicity at highest evaluated dose level (1x10[14] vg/kg)

Quantification of PKP2 Expression in Severe Mouse Model



Relative fold change(Normalized)
****
****
WT
V
6E12 vg/kg
2E13 vg/kg
6E13 vg/kg

PVC Analysis in Severe Mouse Model



Normal
PVC
# of mice
9/9
2/2
3/5
2/5
4/11
7/11
3/10
7/10
WT
V
6E12 vg/kg
2E13 vg/kg
6E13 vg/kg

LX2020 Significantly Extended Survival in Severe Mouse Model



Vehicle or LX2020
Probability of Survival
Age (Days)
MD, ****
WT
HD ***
LD
V
Wt (n=9)
Vehicle (n=12)
6E12 vg/kg (n=12)
2E13 vg/kg (n=12)
6E13 vg/kg (n=12)
2 high dose early deaths likely due to technical injection error

IND-Enabling NHP: VCN in Various Heart Regions



Copies/diploid genome
HS
L Atrium
L Vent
R Atrium
R Vent
Vehicle
2E13 gc/kg
6E13 gc/kg
1E14 gc/kg

PVC, Premature Ventricular Contractions; VCN, Vector Copy Number.

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In Preclinical Studies LX2020 Successfully Impacted All Modifiable Elements of ACM Diagnosis and Risk Calculator

LX2020 Arrhythmogenic cardiomyopathy

		LX2020 Preclinical Evidence
Arrhythmias	**Arrhythmia Burden** Daily Premature Ventricular Contraction (PVC) Count	⬇ **Ectopic Beats** (7/10 without PVC)
	Life-threatening Arrhythmia Events SCD, ICD Shocks, VT/VF Events	⬆ **Survival** (100%)
Repolarization & Depolarization	**Depolarization/Repolarization Abnormalities** T-wave Inversions/ QRS Complex	⬇ **QRS Interval** (18% reduction)
Cardiac Structure & Function	**Cardiac Contractility** RV Dysfunction and Enlargement	⬆ **Cardiac Fxn/EF** ⬇ **Cardiac Dilation**
	Cardiac Structure/Function Myocardial Tissue Integrity (Fibrosis, Calcifications, Fragility)	⬇ **Fibrosis, Calcifications, & Tissue Tearing**

LX2020 preclinical data demonstrated improvement across key areas for determining ACM diagnosis and risk profile

PVC, Premature Ventricular Contractions.

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LX2020 is Being Evaluated in an Ongoing Phase 1/2 Study (HEROIC-PKP2); Cohort 1 Fully Enrolled

LX2020 | Arrhythmogenic cardiomyopathy

1 Study Design & Objective

Design:
52-week open-label study with a **4-year** long term follow up

Objective:
To assess the **safety** and **efficacy** of LX2020 in individuals with PKP2-ACM

52-Week

Cohort 1
n=3
2.0×10^{13} vg/kg
Fully Enrolled

Cohort 2
n=3 (potential for cohort expansion)
6.0×10^{13} vg/kg

2 Key Inclusion Criteria

- Adults (18-65 years)
- Diagnosis of ACM with documented PKP2 mutation
- Existing ICD that is MRI compatible and minimum threshold of PVCs / 24-hr
- Neutralizing anti-AAVrh.10 titer cutoff

3 Key Measurements

- Ventricular arrhythmias and associated clinical outcomes (PVCs and events)
- Cardiac Structure & Function (ECG, cMRI, hsTNI and others)
- Change in Patient Symptoms (NYHA Class and PROs)
- PKP2 Protein Expression (quantitative WB)

PVC, Premature Ventricular Contraction; hsTnI, High Sensitivity Troponin I; WB, Western Blot; ECG, Electrocardiogram; NYHA, New York Heart Association; PROs, Patient Reported Outcomes.
Note: LX2020 is administered systemically; participants receive immune suppression with prednisone and rapamycin beginning on the day prior to treatment through 12 weeks following LX2020 administration.

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Multiple Program Updates in 2025 Across Two Clinical Stage Cardiac Programs Clinical Stage Program Upcoming 2025 Milestones Mid 2025: LX2006 program update (Cohort 3 biopsies and longer duration cardiac biomarker data across all cohorts) Late Q1/Early Q2 2025: Interim Data Readout (Cohort 1 protein expression and safety) 2H 2025: LX2020 program update (Cohort 1 and Cohort 2) Pursuing partnership opportunities for continued development LX2006 LX2020 FA Cardiomyopathy PKP2-ACM Cash, cash equivalents and investments in marketable securities as of September 30, 2024. Shares outstanding as of November 11, 2024. Cash and marketable securities(1) ~$157M Balance sheet as of September 30, 2024 Projected runway into 2027 Significant runway following key catalysts Shares of common stock outstanding(2) 33.1M Shares outstanding as of November 11, 2024 LX1001 APOE4-Associated AD

Thank you